--------------------------------------------------------------------------------
                                                        Monthly Operating Report
----------------------------------------------------
CASE NAME:       LIFELINE HOME HEALTH SERVICES, INC.         ACCRUAL BASIS
----------------------------------------------------
CASE NUMBER:     02-47981-DML
----------------------------------------------------

                         United States Bankruptcy Court

                           Northern District of Texas

                               Ft. Worth Division

                            Monthly Operating Report

                          Month Ending: December 31, 2002

I declare under penalty of perjury that I have examined the following monthly operating report (Accrual Basis -1 through Accrual Basis - 7) and the accompanying attachments and these documents are true, correct, and complete. Declaration of the preparer is based on all information of which preparer has any knowledge.

Responsible party:


/s/ J. MICHAEL POSS                                      President
---------------------------------------------          -------------------------
   Original Signature of Responsible Party                      Title


     J. MICHAEL POSS                                   as of December 20, 2002
---------------------------------------------          -------------------------
      Printed name of Responsible Party                         Date

Preparer:


/s/ J. MICHAEL POSS                                    CFO
---------------------------------------------          -------------------------
     Original Signature of Preparer                             Title


     J. MICHAEL POSS                                   as of  December 20, 2002
---------------------------------------------          -------------------------
     Printed name of Preparer                                  Date

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

CASE NAME:       LIFELINE HOME HEALTH SERVICES, INC.          ACCRUAL BASIS - 1
------------------------------------------------------------------------------
CASE NUMBER:     02-47981-DML                                 Page 1 of 2
------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
COMPARATIVE BALANCE SHEET
                                                                               SCHEDULE           MONTH           MONTH      MONTH
ASSETS                                                                          AMOUNT          Dec. 2002
-----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
1    UNRESTRICTED CASH *                                                     135,954.72        (48,546.19)
-----------------------------------------------------------------------------------------------------------------------------------
2    RESTRICTED CASH
----------------------------------------------------------------------------------------------------------------------------------
3    TOTAL CASH                                                              135,954.72        (48,546.19)
----------------------------------------------------------------------------------------------------------------------------------
4    ACCOUNTS RECEIVABLE ( NET)                                              855,457.35        904,396.75
----------------------------------------------------------------------------------------------------------------------------------
5    INVENTORY
----------------------------------------------------------------------------------------------------------------------------------
6    NOTES RECEIVABLE                                                                           10,005.15
----------------------------------------------------------------------------------------------------------------------------------
7    PREPAID EXPENSES                                                         21,076.41         41,995.01
----------------------------------------------------------------------------------------------------------------------------------
8    OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------------------------
9    TOTAL CURRENT ASSETS                                                  1,012,488.48        907,850.72
----------------------------------------------------------------------------------------------------------------------------------
10   PROPERTY PLANT & EQUIPMENT                                                                 65,979.25
----------------------------------------------------------------------------------------------------------------------------------
11   LESS: ACCUMULATED DEPRECIATION / DEPLETION                                                (37,627.07)
----------------------------------------------------------------------------------------------------------------------------------
12   NET PROPERTY PLANT EQUIPMENT                                             13,050.00         28,352.18
----------------------------------------------------------------------------------------------------------------------------------
13   DUE FROM INSIDERS
----------------------------------------------------------------------------------------------------------------------------------
14   OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)                              2.00
----------------------------------------------------------------------------------------------------------------------------------
15   OTHER (ATTACH LIST)  See ACCRUAL BASIS - 1 Page 2 of 2                    6,575.78        453,414.97
----------------------------------------------------------------------------------------------------------------------------------
16   TOTAL ASSETS                                                          1,032,116.26      1,389,617.87
----------------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------------------------------
17   ACCOUNTS PAYABLE
----------------------------------------------------------------------------------------------------------------------------------
18   TAXES PAYABLE
----------------------------------------------------------------------------------------------------------------------------------
19   NOTES PAYABLE
----------------------------------------------------------------------------------------------------------------------------------
20   PROFESSIONAL FEES
----------------------------------------------------------------------------------------------------------------------------------
21   SECURED DEBT
----------------------------------------------------------------------------------------------------------------------------------
22   OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------------------------
23   TOTAL POSTPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------------------------------
24   SECURED DEBT                                                          1,738,493.01      1,738,493.01
----------------------------------------------------------------------------------------------------------------------------------
25   PRIORITY DEBT                                                             5,255.34          5,255.34
----------------------------------------------------------------------------------------------------------------------------------
26   UNSECURED DEBT  **                                                      671,044.26        671,044.26
----------------------------------------------------------------------------------------------------------------------------------
27   OTHER (ATTACH LIST)                                                                     1,199,828.66
----------------------------------------------------------------------------------------------------------------------------------
28   TOTAL PREPETITION LIABILITIES                                                           3,614,621.27
----------------------------------------------------------------------------------------------------------------------------------
29   TOTAL LIABILITIES                                                                       3,614,621.27
----------------------------------------------------------------------------------------------------------------------------------
EQUITY
----------------------------------------------------------------------------------------------------------------------------------
30   PREPETITION OWNERS EQUITY                                                              (2,198,429.07)
----------------------------------------------------------------------------------------------------------------------------------
31   POST PETITION CUMULATIVE PROFIT OR (LOSS)                                                (26,574.33)
----------------------------------------------------------------------------------------------------------------------------------
32   DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)
----------------------------------------------------------------------------------------------------------------------------------
33   TOTAL EQUITY                                                                           (2,225,003.40)
----------------------------------------------------------------------------------------------------------------------------------
34   TOTAL LIABILITIES & OWNERS EQUITY                                                       1,389,617.87
----------------------------------------------------------------------------------------------------------------------------------

*    Debtor  maintains  no  checking  accounts.  The  activity  detailed  herein
     represents  the  operations  of  PXGP  Management,   Inc.  (a  wholly-owned
     subsidiary of Debtor).

** Unsecured Debt of $16,568,285.93 per Schedule included $5,000,000.00 of debt on which the Debtor is a guarantor. The primary obligation for this debt is shown on the books of Americare Management, Inc. (Case # 02-47106 -
     DML).

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

 --------------------------------------------------
 CASE NAME:    LIFELINE HOME HEALTH SERVICES, INC.       ACCRUAL BASIS - 1
 --------------------------------------------------
                                                           Page 2 of 2
 --------------------------------------------------
 CASE NUMBER:    02-47981-DML
 --------------------------------------------------

                                                      SCHEDULE    Dec. 2002

     Intercompany receivable                                     446,383.19
     Security deposits                                6,575.78     6,575.78
     Utility deposits                                                456.00
                                                                 ----------
         Total                                        6,575.78   453,414.97

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

CASE NAME:       LIFELINE HOME HEALTH SERVICES, INC.        ACCRUAL BASIS - 2
------------------------------------------------------------------------------
CASE NUMBER:     02-47981-DML                                 Page 1 of 2
------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      MONTH            MONTH             MONTH           QUARTER
REVENUES                                                            Dec. 2002                                             TOTAL
------------------------------------------------------------------------------------------------------------------------------------
1     GROSS REVENUES                                                238,678.30                                           238,678.30
------------------------------------------------------------------------------------------------------------------------------------
2     LESS: RETURNS & DISCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
3     NET REVENUE                                                   238,678.30                                           238,678.30
------------------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
------------------------------------------------------------------------------------------------------------------------------------
4     MATERIAL
------------------------------------------------------------------------------------------------------------------------------------
5     DIRECT LABOR                                                   95,416.52                                            95,416.52
------------------------------------------------------------------------------------------------------------------------------------
6     DIRECT OVERHEAD
------------------------------------------------------------------------------------------------------------------------------------
7     TOTAL COST OF GOODS SOLD                                       95,416.52                                            95,416.52
------------------------------------------------------------------------------------------------------------------------------------
8     GROSS PROFIT                                                  143,261.78                                           143,261.78
------------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
9     OFFICER / INSIDER COMPENSATION                                  9,946.24                                             9,946.24
-----------------------------------------------------------------------------------------------------------------------------------
10    SELLING AND MARKETING                                           3,867.64                                             3,867.64
-----------------------------------------------------------------------------------------------------------------------------------
11    GENERAL & ADMINISTRATIVE                                      123,518.70                                           123,518.70
-----------------------------------------------------------------------------------------------------------------------------------
12    RENT & LEASE                                                    2,977.68                                             2,977.68
-----------------------------------------------------------------------------------------------------------------------------------
13    OTHER (ATTACH LIST)                                            18,106.37                                            18,106.37
-----------------------------------------------------------------------------------------------------------------------------------
14    TOTAL OPERATING EXPENSES                                      158,416.63                                           158,416.63
-----------------------------------------------------------------------------------------------------------------------------------
15    INCOME BEFORE NON-OPERATING INCOME AND EXPENSE                (15,154.85)                                          (15,154.85)
------------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
16    NON-OPERATING INCOME
------------------------------------------------------------------------------------------------------------------------------------
17    NON-OPERATING EXPENSE
------------------------------------------------------------------------------------------------------------------------------------
18    INTEREST EXPENSE                                                6,291.65                                             6,291.65
------------------------------------------------------------------------------------------------------------------------------------
19    DEPRECIATION / DEPLETION                                          704.28                                               704.28
------------------------------------------------------------------------------------------------------------------------------------
20    AMORTIZATION
------------------------------------------------------------------------------------------------------------------------------------
21    OTHER (ATTACH LIST)                                            (7,158.71)                                           (7,158.71)
------------------------------------------------------------------------------------------------------------------------------------
22    NET OTHER INCOME & EXPENSE                                       (162.78)                                             (162.78)
------------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
23    PROFESSIONAL FEES                                              11,582.26                                            11,582.26
------------------------------------------------------------------------------------------------------------------------------------
24    U.S. TRUSTEE FEES
------------------------------------------------------------------------------------------------------------------------------------
25    OTHER (ATTACH LIST)
------------------------------------------------------------------------------------------------------------------------------------
26    TOTAL REORGANIZATION EXPENSES                                  11,582.26                                            11,582.26
------------------------------------------------------------------------------------------------------------------------------------
27    INCOME TAX
------------------------------------------------------------------------------------------------------------------------------------
28    NET PROFIT (Loss)                                             (26,574.33)                                          (26,574.33)
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                       Monthly Operating Report

      ----------------------------------------------------
      CASE NAME:   LIFELINE HOME HEALTH SERVICES, INC.        ACCRUAL BASIS - 2
      ----------------------------------------------------
                                                              Page 2 of 2
      ----------------------------------------------------
      CASE NUMBER:     02-47981-DML
      ----------------------------------------------------

                                                                Dec. 2002
      Line 13 Other
           Telephone                                            5,780.25
           Penalties                                            4,284.08
           Professional liability insurance                     2,010.27
           Bank charges                                         1,087.94
           Answering service                                    1,007.27
           Office supplies                                        806.85
           Repairs and maintenance                                802.71
           Utilities                                              622.33
           Postage                                                575.84
           Miscellaneous expense                                  543.53
           Computer software and supplies                         430.63
           Auto insurance                                         154.68
                                                          ---------------
              Total Other Operating Disbursements              18,106.37

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report
CASE NAME:        LIFELINE HOME HEALTH SERVICES, INC.         ACCRUAL BASIS - 3
--------------------------------------------------------------------------------
CASE NUMBER:     02-47981-DML
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                             MONTH               MONTH            MONTH                QUARTER
DISBURSEMENTS                                               Dec. 2002                                                    TOTAL
------------------------------------------------------------------------------------------------------------------------------------
1      CASH - BEGINNING OF MONTH                          90,841.12                                              90,841.12
------------------------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
2      CASH SALES
------------------------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
------------------------------------------------------------------------------------------------------------------------------------
3      PREPETITION                                       284,171.31                                             284,171.31
------------------------------------------------------------------------------------------------------------------------------------
4      POSTPETITION
------------------------------------------------------------------------------------------------------------------------------------
5      TOTAL OPERATING RECEIPTS                          284,171.31                                             284,171.31
------------------------------------------------------------------------------------------------------------------------------------
NON-OPERATING RECEIPTS
------------------------------------------------------------------------------------------------------------------------------------
6      LOANS & ADVANCES (ATTACH LIST)
------------------------------------------------------------------------------------------------------------------------------------
7      SALE OF ASSETS
------------------------------------------------------------------------------------------------------------------------------------
8      OTHER (ATTACH LIST)--  COBRA Payments                 696.30                                                 696.30
------------------------------------------------------------------------------------------------------------------------------------
9      NON OPERATING RECEIPTS                                696.30                                                 696.30
------------------------------------------------------------------------------------------------------------------------------------
10     TOTAL RECEIPTS                                    284,867.61                                             284,867.61
------------------------------------------------------------------------------------------------------------------------------------
11     TOTAL CASH AVAILABLE                              375,708.73                                             375,708.73
------------------------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
------------------------------------------------------------------------------------------------------------------------------------
12     NET PAYROLL                                       246,184.42                                             246,184.42
------------------------------------------------------------------------------------------------------------------------------------
13     PAYROLL TAXES PAID                                 91,867.20                                              91,867.20
------------------------------------------------------------------------------------------------------------------------------------
14     SALES, USE & OTHER TAXES PAID
------------------------------------------------------------------------------------------------------------------------------------
15     SECURED / RENTAL/ LEASES                              461.30                                                 461.30
------------------------------------------------------------------------------------------------------------------------------------
16     UTILITIES                                             231.65                                                 231.65
------------------------------------------------------------------------------------------------------------------------------------
17     INSURANCE
------------------------------------------------------------------------------------------------------------------------------------
18     INVENTORY PURCHASES
------------------------------------------------------------------------------------------------------------------------------------
19     VEHICLE EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
20     TRAVEL
------------------------------------------------------------------------------------------------------------------------------------
21     ENTERTAINMENT
------------------------------------------------------------------------------------------------------------------------------------
22     REPAIRS & MAINTENANCE
------------------------------------------------------------------------------------------------------------------------------------
23     SUPPLIES
------------------------------------------------------------------------------------------------------------------------------------
24     ADVERTISING
------------------------------------------------------------------------------------------------------------------------------------
25     OTHER (ATTACH LIST)                                85,510.35                                              85,510.35
------------------------------------------------------------------------------------------------------------------------------------
26     TOTAL OPERATING DISBURSEMENTS                     424,254.92                                             424,254.92
------------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
27     PROFESSIONAL FEES
------------------------------------------------------------------------------------------------------------------------------------
28     U.S. TRUSTEE FEES
------------------------------------------------------------------------------------------------------------------------------------
29     OTHER (ATTACH LIST)
------------------------------------------------------------------------------------------------------------------------------------
30     TOTAL REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
31     TOTAL DISBURSEMENTS                               424,254.92                                             424,254.92
------------------------------------------------------------------------------------------------------------------------------------
32     NET CASH FLOW                                    (139,387.31)                                           (139,387.31)
------------------------------------------------------------------------------------------------------------------------------------
33     CASH - END OF MONTH                               (48,546.19)                                            (48,546.19)
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                       Monthly Operating Report

      ----------------------------------------------------
      CASE NAME:   LIFELINE HOME HEALTH SERVICES, INC.        ACCRUAL BASIS - 3
      ----------------------------------------------------
                                                              Page 2 of 2
      ----------------------------------------------------
      CASE NUMBER:     02-47981-DML
      ----------------------------------------------------

                                                             Dec. 2002

      Line 25 Other Operating Disbursements
           Medical Insurance                                 25,889.86
           401(k) remittance                                 21,681.88
           State unemploymnet taxes                           9,271.08
           Medicare Reimbursements                            8,775.00
           Medical Supplies                                   6,436.74
           Insurance                                          6,313.11
           Expense Reimbursements                             3,095.83
           Telephone                                          1,065.74
           Pagers                                               949.62
           Answering Service                                    568.32
           Wiring                                               512.90
           Computer Supplies                                    397.56
           Office Supplies                                      337.03
           Postage                                              185.00
           Courier                                               30.68
                                                       ----------------
                                                             85,510.35

--------------------------------------------------------------------------------
                                                        Monthly Operating Report
CASE NAME:       LIFELINE HOME HEALTH SERVICES, INC.         ACCRUAL BASIS - 4
--------------------------------------------------------------------------------
CASE NUMBER:     02-47981-DML

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    SCHEDULE        MONTH        MONTH     MONTH
ACCOUNTS RECEIVABLE AGING                                                           AMOUNT         Dec. 2002
------------------------------------------------------------------------------------------------------------------------------------
  1   0 - 30                                                                                       274,294.13
------------------------------------------------------------------------------------------------------------------------------------
  2   31 - 60                                                                                      204,299.32
------------------------------------------------------------------------------------------------------------------------------------
  3   61 - 90                                                                                      117,285.03
------------------------------------------------------------------------------------------------------------------------------------
  4   91+                                                                                          308,518.28
------------------------------------------------------------------------------------------------------------------------------------
  5   TOTAL ACCOUNTS RECEIVABLE                                                                    904,396.75
------------------------------------------------------------------------------------------------------------------------------------
  6   AMOUNT CONSIDERED UNCOLLECTIBLE
------------------------------------------------------------------------------------------------------------------------------------
  7   ACCOUNTS RECEIVABLE (NET)                                                                    904,396.75
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
AGING OF POST PETITION TAXES & PAYABLES                                                      MONTH: DECEMBER 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                                                        0 - 30     31 - 60     61 - 90       91+
-----------------------------------------------------------------------------------------------------------------------------------
TAXES  PAYABLES                                                          DAYS       DAYS         DAYS        DAYS          TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
1       FEDERAL                                                        54,651.28                            624,128.09   678,779.37
-----------------------------------------------------------------------------------------------------------------------------------
2       STATE
-----------------------------------------------------------------------------------------------------------------------------------
3       LOCAL
-----------------------------------------------------------------------------------------------------------------------------------
4       OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------------------------
5       TOTAL TAXES PAYABLE                                            54,651.28        None         None   624,128.09   678,779.37
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
6       ACCOUNTS PAYABLE                                                 None           None         None         None      None
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
STATUS OF POST PETITION TAXES                                                              MONTH: DECEMBER 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   AMOUNT
                                                                                       BEGINNING  WITHHELD
                                                                                         TAX       AND/OR       AMOUNT   ENDING TAX
FEDERAL                                                                                LIABILITY*  ACCRUED       PAID     LIABILITY
-----------------------------------------------------------------------------------------------------------------------------------
1       WITHHOLDING **  (1)                                                             None      89,684.59   89,684.59     None
-----------------------------------------------------------------------------------------------------------------------------------
2       FICA-EMPLOYEE **  (1)                                                           None          (1)          (1)      None
-----------------------------------------------------------------------------------------------------------------------------------
3       FICA-EMPLOYER **  (1)                                                           None          (1)          (1)      None
-----------------------------------------------------------------------------------------------------------------------------------
4       UNEMPLOYMENT  (1)                                                               None         None         None      None
-----------------------------------------------------------------------------------------------------------------------------------
5       INCOME  (2)                                                                     None         None         None      None
-----------------------------------------------------------------------------------------------------------------------------------
6       OTHER (ATTACH LIST)                                                             None         None         None      None
-----------------------------------------------------------------------------------------------------------------------------------
7       TOTAL FEDERAL TAXES                                                             None      89,684.59   89,684.59     None
-----------------------------------------------------------------------------------------------------------------------------------
STATE & LOCAL
-----------------------------------------------------------------------------------------------------------------------------------
8       WITHHOLDING (1)                                                                 None         None         None      None
-----------------------------------------------------------------------------------------------------------------------------------
9       SALES (3)                                                                       None         None         None      None
-----------------------------------------------------------------------------------------------------------------------------------
10      EXCISE (4)                                                                      None         None         None      None
-----------------------------------------------------------------------------------------------------------------------------------
11      UNEMPLOYMENT  (1)                                                               None         None         None      None
-----------------------------------------------------------------------------------------------------------------------------------
12      REAL PROPERTY (5)                                                               None         None         None      None
-----------------------------------------------------------------------------------------------------------------------------------
13      PERSONAL PROPERTY                                                             6,029.46       None         None     6,029.46
-----------------------------------------------------------------------------------------------------------------------------------
14      OTHER (ATTACH LIST)                                                             None         None         None      None
-----------------------------------------------------------------------------------------------------------------------------------
15      TOTAL STATE & LOCAL                                                           6,029.46       None         None     6,029.46
-----------------------------------------------------------------------------------------------------------------------------------
16      TOTAL TAXES                                                                   6,029.46    89,684.59   89,684.59    6,029.46
-----------------------------------------------------------------------------------------------------------------------------------
 *   The beginning tax liability should represent the liability from the prior month or if this is the first operating report, the amount should be zero.
 **  Attach photocopies of IRS Form 6123 of your FTD coupon and payment receipt to verify payment or deposit
 (1) Amount on Line 1 also includes "FICA-Employee"  and "FICA-Employer"
 (2) Debtor files a consolidated IRS Form 1120 with its parent, The Phoenix Group Corporation. For the calendar year ending
     December 31, 2001 (filed 9-15-02), the  consolidated group reports a net operating loss carryforward of $48,302,006.
 (3) Debtor's activities are not subject to state sales taxes.
 (4) Debtor's activities are not subject to excise taxes.
 (5) Debtor owns no real property.
===================================================================================================================================

-------------------------------------------------------------------------------
                                                        Monthly Operating Report

CASE NAME:        LIFELINE HOME HEALTH SERVICES, INC.         ACCRUAL BASIS - 5
-------------------------------------------------------------------------------
CASE NUMBER:     02-47981-DML

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investments accounts, money market accounts, certificates of deposit, government obligations, etc.

Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                -----------------------------------------------------------
                                                     MONTH:               MONTH:             MONTH:
                                                December 12, 2002    December 12, 2002  December 12, 2002
                                                thru December 31,    thru December 31,  thru December 31,
                                                       2002                 2002               2002
------------------------------------------------------------------------------------------------------------------------------------
BANK RECONCILIATIONS                             ACCOUNT #1             ACCOUNT #2           ACCOUNT #3
-----------------------------------------------------------------------------------------------------------------------------------
A    BANK:                                       Wells Fargo           Wells Fargo           Wells Fargo
-----------------------------------------------------------------------------------------------------------------------------------
B    ACCOUNT NUMBER:                             4950029249            4950029231            4496883083            TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
C    PURPOSE: (TYPE)                             Operating (1)         Payroll (2)           Treasury (3)
-----------------------------------------------------------------------------------------------------------------------------------
1    BALANCE PER BANK STATEMENT                      0.00                0.00                167,193.71                  167,193.71
-----------------------------------------------------------------------------------------------------------------------------------
2    ADD: TOTAL DEPOSITS NOT CREDITED                0.00                0.00                      0.00                        0.00
-----------------------------------------------------------------------------------------------------------------------------------
3    SUBTRACT: OUTSTANDING CHECKS                 31,434.61            184,805.29                  0.00                  216,239.90
-----------------------------------------------------------------------------------------------------------------------------------
4    OTHER RECONCILING ITEMS                                                                       0.00      Petty Cash        0.00
-----------------------------------------------------------------------------------------------------------------------------------
5    MONTH END BALANCE PER BOOKS                 (31,434.61)          (184,805.29)           167,193.71                  (48,546.19)
-----------------------------------------------------------------------------------------------------------------------------------
6    NUMBER OF LAST CHECK WRITTEN              1010726                104163
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
BANK, ACCOUNT NAME &  NUMBER:                                         DATE OF           TYPE OF       PURCHASE    CURRENT
                                                                      PURCHASE         INSTRUMENT      PRICE       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
7    [None]
-----------------------------------------------------------------------------------------------------------------------------------
8
-----------------------------------------------------------------------------------------------------------------------------------
9
-----------------------------------------------------------------------------------------------------------------------------------
10
-----------------------------------------------------------------------------------------------------------------------------------
11   TOTAL INVESTMENT
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
CASH
-----------------------------------------------------------------------------------------------------------------------------------
12   CURRENCY ON HAND                                                                                                 None
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
13   TOTAL CASH - END OF MONTH                                                                                           (48,546.19)
-----------------------------------------------------------------------------------------------------------------------------------

(1) This checking account is a zero-balance account that is funded from Wells Fargo account #4496883083
(2) This checking account is a zero-balance account that is funded from Wells Fargo account #4496883083
(3) This checking account is a master account for the two preceding checking accounts. This account funds the other accounts on an as-needed basis.

================================================================================
                                                        Monthly Operating Report
--------------------------------------------------------------------------------
CASE NAME:        LIFELINE HOME HEALTH SERVICES, INC.         ACCRUAL BASIS - 6
--------------------------------------------------------------------------------
CASE NUMBER:     02-47981-DML
--------------------------------------------------------------------------------

                                                             MONTH:DECEMBER 2002
--------------------------------------------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------------------------------------------------

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in section 101 (31) (a)-(f) of the U.S. Bankruptcy Code) and to professionals. Also, for payments to insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.) attach additional sheets if necessary.


------------------------------------------------------------------------------------------------------------------------------------
                                       INSIDERS
------------------------------------------------------------------------------------------------------------------------------------
                                                 TYPE OF                                   TOTAL PAID TO
                           NAME                  PAYMENT            AMOUNT PAID                DATE
------------------------------------------------------------------------------------------------------------------------------------
1                       Michael Poss            Compensation         6,720.43                6,720.43
------------------------------------------------------------------------------------------------------------------------------------
2                       Frank Yetter            Compensation         3,225.81                3,225.81
------------------------------------------------------------------------------------------------------------------------------------
3
------------------------------------------------------------------------------------------------------------------------------------
4
------------------------------------------------------------------------------------------------------------------------------------
5
------------------------------------------------------------------------------------------------------------------------------------
6  TOTAL PAYMENTS TO INSIDERS                                                                9,946.24
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    PROFESSIONALS
------------------------------------------------------------------------------------------------------------------------------------
                                                    DATE OF COURT
                                                       ORDER                                       TOTAL
                                                    AUTHORIZING      AMOUNT       TOTAL PAID     INCURRED &
           NAME                         PAYMENT      APRROVED         PAID         TO DATE        UNPAID*
------------------------------------------------------------------------------------------------------------------------------------
1       Adorno & Yoss                                                             15,000.00      15,000.00
------------------------------------------------------------------------------------------------------------------------------------
2       Simon, Warner & Doby, LLP                                                 40,000.00      40,000.00
------------------------------------------------------------------------------------------------------------------------------------
3
------------------------------------------------------------------------------------------------------------------------------------
4
------------------------------------------------------------------------------------------------------------------------------------
5
------------------------------------------------------------------------------------------------------------------------------------
6  TOTAL PAYMENTS TO PROFESSIONALS         None         None           0.00        55,000.00     55,000.00
------------------------------------------------------------------------------------------------------------------------------------

*    Include all fees incurred both approved and unapproved

-----------------------------------------------------------------------------------------------------------------------------------
                      Postpetition status of secured notes, leases payable and adequate protection payments
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                        SCHEDULED
                                                         MONTHLY            AMOUNTS PAID       TOTAL UNPAID
                  NAME OF CREDITOR                       PAMOUNTS           DURING MONTH       POSTPETITION
-----------------------------------------------------------------------------------------------------------------------------------
1       Bank One                                         7,622.50             None              7,622.50
-----------------------------------------------------------------------------------------------------------------------------------
2
-----------------------------------------------------------------------------------------------------------------------------------
3
-----------------------------------------------------------------------------------------------------------------------------------
4
-----------------------------------------------------------------------------------------------------------------------------------
5
-----------------------------------------------------------------------------------------------------------------------------------
6  TOTAL
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

--------------------------------------------------------------------------------
CASE NAME:        LIFELINE HOME HEALTH SERVICES, INC.         ACCRUAL BASIS - 7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CASE NUMBER:     02-47981-DML
--------------------------------------------------------------------------------
                                                            MONTH:DECEMBER 2002

--------------------------------------------------------------------------------
Questionnaire
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       YES                  NO
------------------------------------------------------------------------------------------------------------------------------------
1   Have any assets been sold or transferred outside the normal course of business this
    reporting period?                                                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
2   Have any funds been disbursed from any account other than a debtor in possession account?           X
------------------------------------------------------------------------------------------------------------------------------------
3   Are any post petition receivables (accounts, notes, or loans) due from related parties?                                   X
------------------------------------------------------------------------------------------------------------------------------------
4   Have any payments been made on petition liabilities this reporting period?                                                X
------------------------------------------------------------------------------------------------------------------------------------
5   Have any postpetition loans been received by the debtor from any party?                                                   X
------------------------------------------------------------------------------------------------------------------------------------
6   Are any postpetition payroll taxes due?                                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
7   Are any postpetition state or federal income taxes past due?                                                              X
------------------------------------------------------------------------------------------------------------------------------------
8   Are any postpetition real estate taxes past due?                                                                          X
------------------------------------------------------------------------------------------------------------------------------------
9   Are any postpetition taxes past due?                                                                                      X
------------------------------------------------------------------------------------------------------------------------------------
10  Are any amounts owed to postpetition creditors delinquent?                                                                X
------------------------------------------------------------------------------------------------------------------------------------
11  Have any prepetition taxes been paid during the reporting period?                                                         X
------------------------------------------------------------------------------------------------------------------------------------
12  Are any wage payments past due?                                                                                           X
------------------------------------------------------------------------------------------------------------------------------------

If the answer to any of the above any of the above questions is "yes" provide a etailed explanation of each item. Attach additional sheets if necessary.

------------------------------------------------------------------------------------------------------------------------------------
Insurance
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       YES                  NO
------------------------------------------------------------------------------------------------------------------------------------
1  Are workers compensation, general liability, and other       See explanation below
   necessary insurance coverage's in effect?
------------------------------------------------------------------------------------------------------------------------------------
2  Are all premium payments paid current?                                                               X
------------------------------------------------------------------------------------------------------------------------------------
3  Please itemize policies below
------------------------------------------------------------------------------------------------------------------------------------

If the answer to any of the above any of the above questions is "no," or if any policies have been cancelled or not renewed during this reporting period,  provide an explanation below.  Attach additional sheets if necessary.

Debtor does not maintain workers compensation coverage.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                             INSTALLMENT PAYMENTS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Payment Amount
Type of Policy                                                                  Carrier              Period Covered     & Frequency
-----------------------------------------------------------------------------------------------------------------------------------
  General liability and professional liability                                  Chicago Insurance     7/16/2002 to
                                                                                Companies             7/16/2003
-----------------------------------------------------------------------------------------------------------------------------------
  Casualty insurance for tangible assets                                        [Currently in negotiations for renewal]
-----------------------------------------------------------------------------------------------------------------------------------
  Workers compensation insurance and unemployment insurance                     None
-----------------------------------------------------------------------------------------------------------------------------------

Question 2: An order for relief was  entered  for Debtor on  Decembere  12,  2002.
            Debtor  continued  to pay its  operating  expenses  from its  existing
            checking   account   until   the   time   that  it   established   its
            debtor-in-possession checking account in January, 2003.